Nature and extent of risk arising from financial instruments	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about financial instruments [abstract]
Nature and extent of risk arising from financial instruments
24.
Nature and extent of risk arising from financial instruments

Risk management policy

In the normal course of business, the Company is exposed to financial risk that arises from a number of sources. Management’s involvement in operations helps identify risks and variations from expectations. As a part of the overall operation of the Company, Management takes steps to avoid undue concentrations of risk. The Company manages these risks as follows:

Credit risk

Credit risk is the risk of financial loss to the Company if a customer or counter‑party to a financial instrument fails to meet its contractual obligations and arises primarily from the Company’s loans receivable. The maximum amount of credit risk exposure is limited to the gross carrying amount of the loans receivable disclosed in these financial statements.

The Company acts as a lender of unsecured consumer loans and lines of credit and has little concentration of credit risk with any particular individual, company or other entity, relating to these services. However, the credit risk relates to the possibility of default of payment on the Company’s loans receivable. The Company performs on‑going credit evaluations, monitors aging of the loan portfolio, monitors payment history of individual loans, and maintains an allowance for loan loss to mitigate this risk.

The credit risk decisions on the Company’s loans receivable are made in accordance with the Company’s credit policies and lending practices, which are overseen by the Company’s senior management. Credit quality of the customer is assessed based on a credit rating scorecard and individual credit limits are defined in accordance with this assessment. The consumer loans receivable is unsecured. The Company develops underwriting models based on the historical performance of groups of customer loans which guide its lending decisions. To the extent that such historical data used to develop its underwriting models is not representative or predictive of current loan book performance, the Company could suffer increased loan losses.

The Company cannot guarantee that delinquency and loss levels will correspond with the historical levels experienced and there is a risk that delinquency and loss rates could increase significantly.

24.
Nature and extent of risk arising from financial instruments (Continued from previous page)

Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they become due or will not receive sufficient funds from its third-party lenders to advance to the Company’s customers. The Company manages all liquidity risk through maintaining a sufficient working capital amount through daily monitoring of controls, cash balances and operating results. The Company’s principal sources of cash are funds from operations, which the Company believes will be sufficient to cover its normal operating and capital expenditures.

The Company’s accounts payable and accruals are substantially due within 12 months. The maturity schedule of the Company’s credit facility and debentures are described below. Management’s intention is to continue to refinance any outstanding amounts owing under the credit facility and debentures, in each case as they become due and payable. The debentures are subordinated to the credit facility which has the effect of extending the maturity date of the debentures to the later of contractual maturity or the maturity date of credit facility. See Note 11 and 12 for further details.

	2024	2025	2026	2027	2028	Thereafter
Commitments - operational
Lease payments	1,206	1,240	1,255	872	113	526
Accounts payable	6,448	—	—	—	—	—
Accruals and other	17,634	—	—	—	—	—
Other purchase obligations	1,308	812	584	642	221	—
Interest – Credit facility (Note 11)	6,601	3,300	—	—	—	—
Interest – Debentures (Note 12)	3,197	2,252	—	—	—	—
	36,394	7,604	1,839	1,514	334	526
Commitments – principal repayments
Credit facility (Note 11)	—	49,405	—	—	—	—
Debentures (Note 12) (1)	1,924	35,096	—	—	—	—
	1,924	84,501	—	—		—
Total contractual obligations	38,318	92,105	1,839	1,514	334	526

(1) The debenture principal repayments are payable in either cash or Common Shares at Mogo’s option. The number of Common Shares required to settle the principal repayments is variable based on the Company's share price at the repayment date.

24.
Nature and extent of risk arising from financial instruments (Continued from previous page)

Market risk

Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices. Market risk comprises three types of risk: interest rate risk, currency risk and other price risk, such as equity price risk and commodity risk. Financial instruments that could be affected by market risk include cash, investment portfolio, credit facilities, debentures, derivative financial assets and derivative financial liabilities.

Given the concentration of our investments, a 10% decrease in the market value of WonderFi shares would have an impact of $2.6 million on the statement of loss

Interest rate risk

Changes in market interest rates may have an effect on the cash flows associated with some financial assets and liabilities, known as cash flow risk, and on the fair value of other financial assets or liabilities, known as price risk. The Company is exposed to interest rate risk primarily relating to its credit facility that bear interest fluctuating with the Secured Overnight Financing Rate (“SOFR”). The credit facility does not have a SOFR floor. As at December 31, 2023, SOFR is 5.38% (December 31, 2022 – LIBOR 4.32%). For the year ended December 31, 2023, a 100-basis point change in SOFR would increase or decrease credit facility interest expense by $386 (December 31, 2022 – $515). The debentures have fixed rates of interest and are not subject to variability in cash flows due to interest rate risk.

A fundamental reform of major interest rate benchmarks (the "Reform") was undertaken in 2023. The USD LIBOR ceased to be published in June 2023 for all USD LIBOR tenors. Management has performed an assessment on the impact of the Reform and has determined that the Company only has exposure to the Reform through its credit facility and the nature of the risks are operational and financial. Operational risk includes ensuring proper contractual terms are in place and engagement with the credit facility lender on the progress and impact of their own transition. Financial risk includes the impact on the economics of the financial instruments.

Currency risk

Currency risk is the risk that changes in foreign exchange rates may have an effect on future cash flows associated with financial instruments. The Company is primarily exposed to foreign currency risk on the following financial instruments denominated in U.S. dollars. As at December 31, 2023, a 5% increase or decrease in the U.S. dollar exchange rate would increase or decrease the unrealized exchange gain (loss) by $123 (December 31, 2022 – $314).

	As at
($000 USD)	December 31, 2023	December 31, 2022
Cash	38	3,553
Investment portfolio	5,813	5,958
Derivative financial liabilities	(26)	(310)
Debentures	(3,971)	(4,562)

24.
Nature and extent of risk arising from financial instruments (Continued from previous page)

Other price risk

Other market price risk is the risk that the fair value of the financial instrument will fluctuate as a result of changes in market prices (other than those arising from interest rate risks or currency risk), whether caused by factors specific to an individual investment or its issuers or factors affecting all instruments traded in the market. The investment portfolio comprises of non-listed closely held equity instruments which have minimal exposure to market prices. The valuation of the investment portfolio is conducted on a quarterly basis